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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 31, 2005

                             Spectrum Control, Inc.
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              Exact name of registrant as specified in its charter

            Pennsylvania                0-8796               25-1196447
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    (State or other jurisdiction     (Commission          (I.R.S. Employer
         of incorporation)           File Number)        Identification No.)

        8031 Avonia Road;  Fairview, Pennsylvania             16415
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        (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code: (814) 474-2207


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01  Other Events

           (c) Exhibits - 99.1 Press Release of Spectrum Control, Inc. dated October 31, 2005

           On October 31, 2005, Spectrum Control, Inc. issued a press release announcing it had acquired all of the outstanding common stock of JDK Controls, Inc. A copy of the press release is attached as Exhibit 99.1.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                                   SPECTRUM CONTROL, INC.
                                                   -----------------------------
                                                   (Registrant)

Date:  October 31, 2005                            By: /s/ John P. Freeman
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                                                       (Signature)
                                                       Senior Vice President and
                                                       Chief Financial Officer